                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT





We hereby consent to the incorporation by reference in this Registration Statement of Broadview Media, Inc. on Form S-8 of our report dated May 26, 2000, appearing in the Annual Report on Form 10-KSB of Broadview Media, Inc. and subsidiaries for the year ended March 31, 2000.





Boulay, Heutmaker, Zibell & Co. P.L.L.P.
Certified Public Accountants



Minneapolis, Minnesota
February 19, 2001